UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  October 21, 2020
(Date of earliest event reported)

Oak Valley Bancorp
(Exact name of registrant as specified in its charter)

CA	001-34142	26-2326676
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

125 N. Third Ave. Oakdale, CA	95361
(Address of principal executive offices)	(Zip Code)

(209) 848-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OVLY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On October 21, 2020 Oak Valley Bancorp issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference. The press release announced the Company’s operating results for the quarter and nine months ended September 30, 2020.

The information in this Item 2.02 in this Form 8-K and the Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02. Results of Operations and Financial Condition” which is incorporated by reference in this Item 7.01.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1       Press Release of Oak Valley Bancorp dated October 21, 2020
104        Cover Page Interactive Date File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2020
OAK VALLEY BANCORP

	By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall
Senior Vice President and Chief Financial Officer (Principal
Financial Officer and duly authorized signatory)

Exhibit Index
Exhibit No.	Description

99.1	Press Release of Oak Valley Bancorp dated October 21, 2020